UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

SCHEDULE 14A

_________________

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6 (e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

SAFE AND GREEN DEVELOPMENT CORPORATION
(Name of Registrant as Specified in Its Charter)

_____________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

990 Biscayne Blvd., #501, Office 12
Miami, Florida 33132

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 28, 2024

February 6, 2024

Dear Stockholders of Safe and Green Development Corporation:

You are cordially invited to a Special Meeting of Stockholders (the “Special Meeting”) of Safe and Green Development Corporation (the “Company”) to be held at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, on February 28, 2024, beginning at 9:00 a.m., local time.

The Special Meeting has been called by the Board of Directors to submit to stockholders the following matters:

1.      The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 30, 2023 pursuant to the securities purchase agreement with Peak One Opportunity Fund, L.P. (“Peak One”), including upon the conversion of debentures issued or issuable to Peak One and a warrant issued to Peak One Investments, LLC (“the “Peak Offering Proposal”);

2.      The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 30, 2023 pursuant to the equity purchase agreement with Peak One (the “EP Issuance Proposal”); and

3.      The approval of a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Peak Offering Proposal and/or the EP Issuance Proposal.

A Proxy Statement describing these matters to be acted upon at the Special Meeting is attached. No other matters will be considered at the Special Meeting.

Your vote is important. The close of business on February 5, 2024 has been fixed as the record date for the determination of stockholders of the Company entitled to notice of, and to vote at, the Special Meeting. Only stockholders of record at the close of business on February 5, 2024 are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

Enclosed is a proxy that will entitle you to vote your shares on the matters presented at the Special Meeting, even if you are unable to attend in person. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed envelope as soon as possible for receipt prior to the Special Meeting, or follow the instructions in the accompanying proxy materials to vote over the internet or via telephone. Regardless of the number of shares you own, please be sure you are represented at the Special Meeting either by attending in person or by voting by proxy as soon as possible.

On behalf of Safe and Green Development Corporation, I thank you for your ongoing interest and investment in our company.

Sincerely,

David Villarreal
Chief Executive Officer and Director

990 Biscayne Blvd., #501, Office 12
Miami, Florida 33132

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON FEBRUARY 28, 2024

February 6, 2024

To the Stockholders of Safe and Green Development Corporation:

The Board of Directors (the “Board”) of Safe and Green Development Corporation, a Delaware corporation (the “Company”) has called for a Special Meeting of Stockholders (the “Special Meeting”), to be held at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, on February 28, 2024, beginning at 9:00 a.m. local time, for the following purposes:

1.      Peak Offering Proposal.    The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more the Company’s issued and outstanding common stock as of November 30, 2023 pursuant to the securities purchase agreement with Peak One Opportunity Fund, L.P. (“Peak One”), including upon the conversion of debentures issued or issuable to Peak One and a warrant issued to Peak One Investments, LLC (“the “Peak Offering Proposal”);

2.      EP Issuance Proposal.    The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 30, 2023 pursuant to the equity purchase agreement with Peak One (the “EP Issuance Proposal”); and

3.      Adjournment Proposal.    The approval of a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Peak Offering Proposal and/or the EP Issuance Proposal.

No other matters will be considered at the Special Meeting.

The matters listed in this notice of meeting are described in detail in the accompanying proxy statement. Our Board of Directors has fixed the close of business on February 5, 2024 as the record date for determining those stockholders who are entitled to notice of and to vote at the meeting or any adjournment or postponement of the Special Meeting. The list of the stockholders of record as of the close of business on February 5, 2024 will be made available for inspection at the meeting and will be available for the ten days preceding the meeting at the Company’s offices located at 990 Biscayne Blvd., #501, Office 12 Miami, Florida 33132.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 28, 2024

The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/27525. On or about February 6, 2024, we will begin mailing this proxy statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE SUBMIT A PROXY TO HAVE YOUR SHARES VOTED AS PROMPTLY AS POSSIBLE BY USING THE INTERNET OR THE DESIGNATED TOLL-FREE TELEPHONE NUMBER, OR BY SIGNING, DATING AND RETURNING BY MAIL THE PROXY CARD ENCLOSED WITH THE PROXY MATERIALS. IF YOU DO NOT RECEIVE THE PROXY MATERIALS IN PRINTED FORM AND WOULD LIKE TO SUBMIT A PROXY BY MAIL, YOU MAY REQUEST A PRINTED COPY OF THE PROXY MATERIALS (INLCUDING THE PROXY) AND SUCH MATERIALS WILL BE SENT TO YOU.

BY ORDER OF THE BOARD OF DIRECTORS,

David Villarreal
Chief Executive Officer and Director

SPECIAL MEETING OF STOCKHOLDERS

PROXY STATEMENT

i

990 Biscayne Blvd., #501, Office 12
Miami, Florida 33132

SPECIAL MEETING PROXY STATEMENT

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 28, 2024

GENERAL INFORMATION

We are providing these proxy materials to holders of shares of common stock, $0.001 par value per share (the “common stock”), of Safe and Green Development Corporation, a Delaware corporation (referred to as “SG DevCo,” the “Company,” “we,” or “us”), in connection with the solicitation by the Board of Directors (the “Board” or “Board of Directors”) of SG DevCo of proxies to be voted at our Special Meeting of Stockholders (the “Special Meeting”) to be held on February 28, 2024, beginning at 9:00 a.m., local time at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020, and at any adjournment or postponement of our Special Meeting. On or about February 6, 2024, we will begin mailing this proxy statement.

The purpose of the Special Meeting and the matters to be acted on are summarized below. No other business will come before the Special Meeting.

Agenda Item	Board Vote Recommendation	Page Reference
Peak Offering Proposal	FOR	10
EP Issuance Proposal	FOR	12
Adjournment Proposal	FOR	14

Even if you plan to attend the Special Meeting, please vote in advance so that your vote will be counted if you later decide not to attend the Special Meeting.

SPECIAL MEETING ADMISSION

Only stockholders as of February 5, 2024 (the “Record Date”) may attend the Special Meeting. If you attend, please note that you will be asked to present government-issued identification (such as a driver’s license or passport) and evidence of your share ownership of our common stock on the Record Date. This can be your proxy card if you are a stockholder of record. If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Special Meeting, you will be required to present proof of your ownership of our common stock on the Record Date, such as a bank or brokerage account statement or voting instruction card, to be admitted to the Special Meeting.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:     What information is contained in this proxy statement?

A:     The information included in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process, and other required information.

Q:     What items of business will be voted on at the Special Meeting?

A:     The three (3) items of business to be voted on at the Special Meeting are:

1.      Peak Offering Proposal.    The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 30, 2023 pursuant to the securities purchase agreement with Peak One Opportunity Fund, L.P. (“Peak One”), including upon the conversion of debentures issued or issuable to Peak One and a warrant issued to Peak One Investments, LLC (“the “Peak Offering Proposal” or “Proposal No. 1);

2.      EP Issuance Proposal.    The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 30, 2023 pursuant to the equity purchase agreement with Peak One (the “EP Issuance Proposal” or “Proposal No. 2”); and

3.      Adjournment Proposal.    The approval of a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Peak Offering Proposal and/or the EP Issuance Proposal (the “Adjournment Proposal” or “Proposal No. 3”).

Other than these proposals, no other proposals will be presented for a vote at the Special Meeting.

Q:     What are the Board’s recommendations?

A:     The Board of Directors recommends that you vote your shares (1) FOR the Peak Offering Proposal; (2) FOR the EP Issuance Proposal; and (3) FOR the Adjournment Proposal. If you are a stockholder of record and you return a properly executed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted in accordance with the recommendations of the Board, as set forth above.

Q:     Who is entitled to vote at the Special Meeting?

A:     Only holders of record of our common stock as of the close of business on the Record Date, February 5, 2024, are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.

As of the Record Date, there were 10,984,855 shares of common stock outstanding and entitled to vote. Holders are entitled to one vote for each share of common stock outstanding as of the Record Date.

Q:     What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:     Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Record Holder.    If your shares are registered directly in your name on the books of SG DevCo maintained with SG DevCo’s transfer agent, Equiniti Trust Company LLC, you are considered the “record holder” of those shares, and this proxy statement is sent directly to you by SG DevCo. As the stockholder of record, you have the right to grant your voting proxy directly or to directly vote in person at the Special Meeting.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name (also called a “street name” holder), and this proxy statement is forwarded to you by your broker, bank or other nominee. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the Special Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee. If you do not wish to vote in person or you will not be attending the Special Meeting, instruct your broker, bank or nominee to vote your shares pursuant to voting instructions you will receive from your broker, bank or nominee describing the available processes for voting your stock.

Q:     What happens if I do not vote?

A:     Record Holder.    If you are a stockholder of record and do not vote in person or by proxy by completing your proxy card or submitting your proxy through the internet or by telephone, your shares will not be voted.

Beneficial Owner of Shares Held in Street Name.    If you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the New York Stock Exchange (the “NYSE”) deems the particular proposal to be a “routine” matter. Brokers and nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. If the broker or nominee that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will not be able to vote your shares on such matter, often referred to as a broker non-vote.

Under the rules and interpretations of the NYSE, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as mergers, stockholder proposals, elections of directors (even if not contested), executive compensation (including any advisory stockholder votes on executive compensation and on the frequency of stockholder votes on executive compensation), and certain corporate governance proposals, even if management-supported. We believe that Proposal No. 1, Proposal No. 2 and Proposal No. 3 are non-routine matters. Accordingly, your broker or nominee may not vote your shares on Proposal No. 1, Proposal No. 2 and Proposal No. 3 without your instructions. Because there are no routine matters on which brokers, banks or other nominees can vote without instruction at the Special Meeting, no broker non-votes are expected at the Special Meeting.

Q:     What is a quorum and why is it necessary?

A:     Conducting business at the Special Meeting requires a quorum. The presence, either in person or by proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote on February 5, 2024 are necessary to constitute a quorum.

Because, as mentioned above, banks, brokers and nominee holders of record will not have discretionary voting authority with respect to any of the proposals to be considered at the Special Meeting, if a beneficial owner of shares held in “street name” does not give voting instructions to the broker, bank or nominee holder of record, such shares will not be considered present or represented by proxy at the Special Meeting, which means such shares will not be included in determining whether a quorum is present. Abstentions, on the other hand, will be included in determining whether a quorum is present. If you hold your shares in street name, we encourage you to provide voting instructions to the broker, bank or nominee that holds your shares. If there is no quorum, the chairperson of the meeting or the holders of a majority of the shares represented at the meeting may adjourn the meeting to another date.

Q:     What shares can I vote?

A:     You may vote or cause to be voted all shares owned by you as of the close of business on the Record Date. These shares include: (1) shares held directly in your name as a stockholder of record; and (2) shares held for you, as the beneficial owner, through a broker or other nominee, such as a bank.

Q:     How do I vote?

A:     Record Holder.    If you are a stockholder of record, you can vote your shares in one of two ways: either by proxy or in person at the Special Meeting. If you choose to have your shares voted by proxy, you may submit a proxy over the internet, via telephone or by completing and returning by mail the proxy card you have received. Whichever method you use, each valid proxy received in time will be voted at the Special Meeting in accordance with your instructions.

The procedures for voting are fairly simple:

Submit a Proxy by Mail.    If you choose to submit a proxy by mail, simply mark, date and sign your proxy card and return it in the postage-paid envelope provided.

Submit a Proxy by Internet.    If you choose to submit a proxy by internet, go to www.voteproxy.com to complete an electronic proxy card. Have your proxy card in hand when you access the website and follow the instructions. Your internet vote must be received by 11:59 p.m. Eastern Time on February 27, 2024 to be counted.

Submit a Proxy by Telephone.    If you choose to submit a proxy by telephone, dial 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone. Have your proxy card in hand when you call and follow the instructions. Your telephonic vote must be received by 11:59 p.m. Eastern Time on February 27, 2024 to be counted.

Vote at the Special Meeting.    Submitting a proxy by mail, internet or telephonically will not limit your right to vote at the Special Meeting if you decide to attend the Special Meeting and vote in person.

Beneficial Owner of Shares Held in Street Name.    If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received a voting instruction form with these proxy materials from that organization rather than from the Company. Follow the instructions from your broker, bank or other nominee included with these proxy materials, or contact your broker, bank or other nominee to request a proxy form. Internet and telephone voting may be available to beneficial owners. Please refer to the voting instruction form provided by your broker, bank or other nominee.

As a beneficial owner, you have the right to direct your broker, bank or nominee on how to vote the shares held in your account. However, since you are not a stockholder of record, you may not vote these shares in person at the Special Meeting unless you bring with you a legal proxy from the stockholder of record. A legal proxy may be obtained from your broker, bank or nominee.

Q:     Can I change my vote or revoke my proxy?

A:     You may change your vote or revoke your proxy at any time before the final vote at the Special Meeting.

Record Holder.    To change your vote or revoke your proxy if you are the record holder, you may (1) file with our Corporate Secretary a notice of revocation; (2) submit a later-dated proxy, subject to the voting deadlines that are described on the proxy card; or (3) attend the Special Meeting and cast your vote in person. Attendance at the meeting will not, by itself, change or revoke a proxy unless you specifically so request. The last vote received chronologically will supersede any prior votes.

Beneficial Owner of Shares Held in Street Name.    For shares you hold beneficially, you may change or revoke your vote by following instructions provided by your broker, bank or nominee.

Q:     What if I return a proxy card or otherwise submit a proxy but do not make specific choices?

A:     If you provide specific instructions, your shares will be voted as you instruct. If you are a record holder and submit your proxy card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors, namely (1) FOR the Peak Offering Proposal; (2) FOR the EP Issuance Proposal; and (3) FOR the Adjournment Proposal.

Q:     What is the voting requirement to approve each of the proposals?

A:     Proposal No. 1 — Peak Offering Proposal.    The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required to approve the Peak Offering Proposal. Abstentions will have the same effect as an AGAINST vote. Broker non-votes are not expected to be present at this meeting because there are no routine matters expected to be voted on.

Proposal No.    2 — EP Issuance Proposal.    The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required to approve the EP Issuance Proposal. Abstentions will have the same effect as an AGAINST vote. Broker non-votes are not expected to be present at this meeting because there are no routine matters expected to be voted on.

Proposal No.    3 — Adjournment Proposal.    The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required to approve the Adjournment Proposal. Abstentions will have the same effect as an AGAINST vote. Broker non-votes are not expected to be present at this meeting because there are no routine matters expected to be voted on.

Q:     What should I do if I receive more than one proxy statement?

A:     You may receive more than one proxy statement. For example, if you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy statement. Please follow the voting instructions on all of the proxy statements to ensure that all of your shares are voted.

Q:     Where can I find the voting results of the Special Meeting?

A:     We intend to announce preliminary voting results at the Special Meeting and publish final results in a Current Report on Form 8-K, which we expect will be filed within four (4) business days of the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the Special Meeting, we intend to file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after the final results are known to us, file an additional Current Report on Form 8-K to publish the final results.

Q:     Who will count the votes?

A:     One or more inspectors of election will tabulate the votes.

Q:     Is my vote confidential?

A:     Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within SG DevCo or to anyone else, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; or (3) to facilitate a successful proxy solicitation.

Q:     Who will bear the cost of soliciting votes for the Special Meeting?

A:     The Board of Directors is making this solicitation on behalf of SG DevCo, which will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials. Certain of our directors, officers, and employees, without any additional compensation, may also solicit your vote in person, by telephone, or by electronic communication. On request, we will reimburse brokerage houses and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:     When are stockholder proposals and director nominations due for next year’s annual meeting?

A:     To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to the attention of the Corporate Secretary of Safe and Green Development Corporation at 990 Biscayne Blvd., #501, Office 12, Miami, Florida 33132 within a reasonable time before we begin to print and mail the proxy statement for the 2024 annual meeting and you must comply with all applicable requirements of Rule 14a-8 (“Rule 14a-8”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Stockholders of record may also submit a proposal (including a director nomination) in accordance with SG DevCo’s amended and restated bylaws (the “Bylaws”), which contain additional requirements about advance notice of stockholder proposals and director nominations. Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at an annual meeting of stockholders, but does not intend to have included in the proxy materials prepared by the Company in connection with the such annual meeting, must be delivered in writing to the Corporate Secretary at the address above no later than the 90th day nor earlier than the 120th day before the first anniversary of the prior year’s meeting. However, if we hold an annual meeting on a date that is not within 30 days before or after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. See “STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING” elsewhere in this proxy statement for additional information regarding stockholder proposals and director nominations at our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”). In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.

Background

Private Placement Offering of Common Stock, Debentures and Warrant

On November 30, 2023, we entered into a securities purchase agreement (the “SP Agreement”) with Peak One, pursuant to which we agreed to issue, in a private placement offering (the “Offering”) upon the satisfaction of certain conditions specified in the SP Agreement, two debentures in the aggregate principal amount of $1,200,000, a warrant to purchase up to 350,000 shares of common stock and 100,000 shares of our restricted common stock.

On November 30, 2023, we issued an 8% convertible debenture in the principal amount of $700,000 (the “Debenture”) to Peak One and a warrant (the “Warrant”) to purchase up to 350,000 shares of our common stock to Peak One Investments, LLC (“Peak One Investments”). The Debenture was sold to Peak One for a purchase price of $630,000, representing an original issue discount of ten percent (10%). In connection with the Offering, we paid $17,500 as a non-accountable fee to Peak One to cover its accounting fees, legal fees and other transactional costs incurred in connection with the transactions contemplated by the SP Agreement and issued to Peak One and Peak One Investments an aggregate total of 100,000 shares of our restricted common stock (the “SP Commitment Shares”) as described in the SP Agreement.

The Debenture matures twelve months from its date of issuance and bears interest at a rate of 8% per annum payable on the maturity date. The Debenture is convertible, at the option of the holder, at any time, into such number of shares of our common stock equal to the principal amount of the Debenture plus all accrued and unpaid interest at a conversion price equal to $2.14 (the “Conversion Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations and similar events and in the event we, at any time while the Debenture is outstanding, issue, sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of, or issue common stock or other securities convertible into, exercisable for, or otherwise entitle any person the right to acquire, shares of common stock, other than with respect to an Exempt Issuance (as defined in the Debenture), at an effective price per share that is lower than the then Conversion Price. In the event of any such anti-dilutive event, the Conversion Price will be reduced at the option of the holder to such lower effective price of the dilutive event, subject to a floor price of $0.39 per share. Assuming stockholder approval of Proposal No. 1, approximately 1,794,872 shares of our common stock would be issuable pursuant to the Debenture if such Debenture were converted in full at the floor price (excluding any accrued and unpaid interest).

The Debenture is redeemable by us at a redemption price equal to 110% of the sum of the principal amount to be redeemed plus accrued interest, if any. While the Debenture is outstanding, if we receive cash proceeds of more than $1,500,000 (“Minimum Threshold”) in the aggregate from any source or series of related or unrelated sources, we shall, within two (2) business days of our receipt of such proceeds, inform the holder of such receipt, following which the holder shall have the right in its sole discretion to require us to immediately apply up to 50% of all proceeds received by us (from any source except with respect to proceeds from the issuance of equity or debt to our officers and directors) after the Minimum Threshold is reached to repay the outstanding amounts owed under the Debenture.

The Debenture contains customary events of default. If an event of default occurs, until it is cured, Peak One may increase the interest rate applicable to the Debenture to the lesser of eighteen percent (18%) per annum and the maximum interest rate allowable under applicable law and accelerate the full indebtedness under the Debenture, in an amount equal to 110% of the outstanding principal amount and accrued and unpaid interest. The Debenture prohibits us from entering into a Variable Rate Transaction (as defined in the Debenture) until the Debenture is paid in full.

Under the SP Agreement, a closing of the second tranche may occur subject to the mutual written agreement of Peak One and us and the satisfaction of the closing conditions set forth in the SP Agreement at any time after January 29, 2024, upon which we would issue and sell to Peak One, on the same terms and conditions, a second 8% convertible debenture in the principal amount of $500,000 (the “Second Debenture”, and together with the Debenture, the “Debentures”) for a purchase price of $450,000, representing an original issue discount of ten percent (10%). Assuming stockholder approval of Proposal No. 1 and issuance of the Second Debenture, approximately 1,282,052 shares of our common stock would be issuable pursuant to the Second Debenture if such Second Debenture were converted in full at the floor price (excluding any accrued and unpaid interest).

The Warrant expires five years from its date of issuance. The Warrant is exercisable, at the option of the holder, at any time, for up to 350,000 shares of our common stock at an exercise price equal to $2.53 (the “Exercise Price”), subject to adjustment for any stock splits, stock dividends, recapitalizations, and similar events and in the event we, at any time while the Warrant is outstanding, issue, sell or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of, or issue common stock or other securities convertible into, exercisable for, or otherwise entitle any person the right to acquire, shares of common stock, other than with respect to an Exempt Issuance, at an effective price per share that is lower than the then Exercise Price. In the event of any such anti-dilutive event, the Exercise Price will be reduced at the option of the holder to such lower effective price of the dilutive event, subject to a floor price of $0.39 per share.

We entered into a registration rights agreement, dated November 30, 2023 (the “Registration Rights Agreement”), with Peak One where we agreed to file a registration statement within 45 days of the date of the SP Agreement to register the shares of our common stock issuable underlying the Debenture and the Warrant as well as the SP Commitment Shares with the Securities and Exchange Commission (the “SEC”) and to use our reasonable best efforts to have the registration statement declared effective by the SEC within ninety (90) calendar days from November 30, 2023. We filed a Registration Statement on Form S-1 (No. 333-276149) (the “Registration Statement”) in December 2023 and it has been declared effective by the SEC.

In connection with the Offering, we paid a placement fee of $37,800 to Maxim Group, LLC (“Maxim”). Assuming the second tranche is closed, a placement fee in an amount equal to $27,000 will be payable by us to Maxim upon closing of the second tranche of the Offering.

The SP Agreement and the Registration Rights Agreement contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties.

Peak One Equity Line and Equity Purchase Agreement

On November 30, 2023, we also entered into an equity purchase agreement (the “EP Agreement”) and related registration rights agreement (the “Rights Agreement”) with Peak One, pursuant to which we have the right, but not the obligation, to direct Peak One to purchase up to $10,000,000 (the “Maximum Commitment Amount”) in shares of our common stock in multiple tranches upon satisfaction of certain terms and conditions contained in the EP Agreement and the Rights Agreement, which includes, but is not limited to, filing a registration statement with the SEC and registering the resale of any shares sold to Peak One. Further, under the EP Agreement and subject to the Maximum Commitment Amount, we have the right, but not the obligation, to submit a Put Notice (as defined in the EP Agreement) from time to time to Peak One (i) in a minimum amount not less than $25,000 and (ii) in a maximum amount up to the lesser of (a) $750,000 or (b) 200% of the Average Daily Trading Value (as defined in the EP Agreement).

In connection with the EP Agreement, we issued to Peak One Investments 100,000 shares of our restricted common stock (the “EP Commitment Shares” and together with the SP Commitment Shares, the “Commitment Shares”) and agreed to file a registration statement registering the common stock issued or issuable to Peak One and Peak One Investments under the EP Agreement for resale with the SEC within 45 calendar days of the EP Agreement, as more specifically set forth in the Rights Agreement, and to use our reasonable efforts to have the registration statement declared effective by the SEC within ninety (90) calendar days from November 30, 2023. We filed the Registration Statement in December 2023 and it has been declared effective by the SEC.

The obligation of Peak One to purchase shares of our common stock under the EP Agreement begins on the date of the EP Agreement, subject to the satisfaction of the conditions set forth in the EP Agreement (including that a registration statement that we agreed to file with the SEC pursuant to the Rights Agreement remains effective), and ends on the earlier of (i) the date on which Peak One shall have purchased common stock pursuant to the EP Agreement equal to the Maximum Commitment Amount, (ii) thirty-six (36) months after the date of the EP Agreement, (iii) written notice of termination by us or (iv) our bankruptcy or similar event (the “Commitment Period”). We will control the timing and amount of any sales of our common stock to Peak One.

During the Commitment Period, the purchase price to be paid by Peak One for the common stock under the EP Agreement will be 97% of the Market Price, which is defined as the lesser of the (i) closing bid price of the common stock on its principal market on the trading day immediately preceding the respective Put Date (as defined in the EP Agreement), or (ii) lowest closing bid price of the common stock during the Valuation Period (as defined in the EP Agreement), in each case as reported by Bloomberg Finance L.P or other reputable source designated by Peak One.

The net proceeds under the EP Agreement to us will depend on the frequency and prices at which we sell shares of our common stock to Peak One and whether stockholders approve the EP Issuance Proposal. We expect that any proceeds received by us from such sales to Peak One will be used for working capital and general corporate purposes.

The EP Agreement and the Rights Agreement contain customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties.

Exchange Cap

Under the applicable rules of the Nasdaq Stock Market, LLC and in accordance with the terms of the SP Agreement and the EP Agreement, the number of shares of our common stock that may be issued upon conversion of the Debentures, exercise of the Warrant, and inclusive of the Commitment Shares and any shares issuable under and in respect of the EP Agreement, is subject to an exchange cap of 19.99% of the outstanding number of shares of our common stock on the closing date (November 30, 2023) or 1,999,000 shares (the “Exchange Cap”), unless stockholder approval to exceed the Exchange Cap is approved. Until such approval is obtained, the number of shares of common stock issued in the aggregate, pursuant to the SP Agreement and EP Agreement shall be limited to the Exchange Cap. We have allocated the shares in the 1,999,000 Exchange Cap to the shares issued or issuable pursuant to the SP Agreement and the EP Agreement as follows: (i) up to 999,000 shares of our common stock issuable upon the conversion of the Debenture; (ii) up to 350,000 shares of our common stock issuable upon the exercise of the Warrant; (iii) 100,000 shares of our common stock as SP Commitment Shares; (iv) up to 450,000 shares of our common stock that we may sell to Peak One, from time to time, pursuant to the EP Agreement; and (v) 100,000 shares of our common stock as EP Commitment Shares.

In all instances, we may not issue shares of our common stock to Peak One and Peak One Investments under the SP Agreement and the EP Agreement if it would result in them beneficially owning more than 4.99% of our common stock, unless the holder delivers to us written notice at least sixty-one (61) days prior to the effective date of such notice that the provision be adjusted to 9.99% (the “Beneficial Ownership Cap”).

PROPOSAL NO. 1 — THE PEAK OFFERING PROPOSAL

Reasons for the Peak Offering Proposal

Our common stock is listed on the Nasdaq Capital Market (“Nasdaq”) and, as such, we are subject to the Nasdaq Listing Rules. We are seeking stockholder approval of the Peak Offering Proposal in order to comply with Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the lower of: (i) the closing price of the common stock immediately preceding the signing of the binding agreement for the issuance of such securities; or (ii) the average closing price of the common stock for the five trading days immediately preceding the signing of the binding agreement for the issuance of such securities (the “Minimum Price”). Based upon Nasdaq Listing Rule 5635(d), we cannot issue in excess of 1,999,000 shares of our common stock upon conversion of the Debentures, exercise of the Warrant, and inclusive of the Commitment Shares and any shares issuable under and in respect of the EP Agreement, unless the issuance of such excess shares are approved by our stockholders.

As discussed above, in connection with the SP Agreement we issued to Peak One and Peak One Investments an aggregate total of 100,000 shares of our restricted common stock as SP Commitment Shares. In addition, we issued the Debenture in the principal amount of $700,000 to Peak One and the Warrant to purchase up to 350,000 shares of our common stock to Peak One Investments. Under the SP Agreement, a closing of the second tranche may occur subject to the mutual written agreement of Peak One and us and the satisfaction of the closing conditions set forth in the SP Agreement at any time after January 29, 2024, upon which we would issue and sell to Peak One on the same terms and conditions the Second Debenture in the principal amount of $500,000. Assuming issuance of the Second Debenture and without regard for the Exchange Cap or the Beneficial Ownership Cap, approximately 3,076,924 shares of our common stock would be issuable pursuant to the Debentures if such Debentures were converted in full at the floor price (excluding any accrued and unpaid interest). Assuming we issued the Second Debenture and converted each of the Debentures into common stock at their respective maturity dates and assuming that interest had accrued on each of the Debentures since their respective dates of issuance, approximately 153,846 additional shares of our common stock would be issuable upon conversion of such accrued and unpaid interest in full at the floor price. As noted above, the number of shares of common stock that may be issued, in the aggregate, pursuant to the SP Agreement and EP Agreement shall be limited to the Exchange Cap, unless stockholder approval to exceed the Exchange Cap is approved. We have allocated the shares in the 1,999,000 Exchange Cap to the shares issued or issuable pursuant to the SP Agreement as follows: (i) up to 999,000 shares of our common stock issuable upon the conversion of the Debenture; (ii) up to 350,000 shares of our common stock issuable upon the exercise of the Warrant, and (iii) 100,000 shares of our common stock as SP Commitment Shares. Therefore, we are asking stockholders to approve the issuance of more than 20% of our issued and outstanding common stock as of November 30, 2023 pursuant to the SP Agreement, including upon the conversion of the Debentures and upon exercise of the Warrant. Effectively, we are seeking stockholder approval for the issuance of up to an aggregate of 2,231,770 shares of our common stock issuable pursuant to the Debentures, which represents the number of shares of common stock we would be required to issue if the Debentures were converted in full at the floor price (including the maximum amount of accrued and unpaid interest) minus the 999,000 shares we have allocated from the 1,999,000 Exchange Cap to the conversion of the Debentures.

Stockholder approval of this Peak Offering Proposal could allow us to preserve cash by repaying the Debentures, in full, through share issuances in excess of the Exchange Cap. Loss of these potential funds could adversely impact our ability to fund our operations. In addition, the Debenture provides, and the Second Debenture will provide, that it is an event of default under such Debentures if we do not receive stockholder approval within sixty (60) days of reaching the Exchange Cap.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the SP Agreement, as the Offering has already been completed and the Debenture, the Warrant and the SP Commitment Shares have already been issued. We are only asking for approval to issue to Peak One and Peak One Investments, pursuant to the SP Agreement, more than 20% of our issued and outstanding common stock as of November 30, 2023 (the date we completed the Offering), including upon the conversion of the Debentures and upon exercise of the Warrant.

Potential Consequences if Proposal No. 1 is Not Approved

The failure of our stockholders to approve this Proposal No. 1 will mean that: (i) we cannot permit the full conversion of the Debentures, and (ii) we may incur substantial additional costs and expenses. In addition, the Debentures provide that it is an event of default if we do not receive stockholder approval within sixty (60) days of reaching the Exchange Cap and therefore our failure to obtain such approval could result in a default under the Debentures.

Potential Adverse Effects of the Approval of Proposal No. 1

If this Proposal No. 1 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of the shares of common stock upon conversion of the Debentures and upon exercise of the Warrant. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our common stock.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware, our Amended and Restated Certificate of Incorporation (the “Certificate”), or our Amended and Restated Bylaws (the “Bylaws”) with respect to the Peak Offering Proposal.

Required Vote

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required to approve this proposal. Abstentions will have the same effect as votes AGAINST this proposal. As noted above, we believe that this Proposal No. 1 and Proposal No. 2 and Proposal No. 3 will be considered “non-routine” and therefore broker non-votes are not expected to be present at this meeting.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote “FOR” Proposal No. 1 to approve the Peak Offering Proposal.

PROPOSAL NO. 2 — THE EP ISSUANCE PROPOSAL

Reasons for the EP Issuance Proposal

Our common stock is listed on Nasdaq and, as such, we are subject to the Nasdaq Listing Rules. We are seeking stockholder approval of the EP Issuance Proposal in order to comply with Nasdaq Listing Rule 5635.

Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than a public offering involving the sale or issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance for a price that is less than the Minimum Price. Based upon Nasdaq Listing Rule 5635(d) we cannot issue in excess of 1,999,000 shares of our common stock upon conversion of the Debentures, exercise of the Warrant, and inclusive of the Commitment Shares and any shares issuable under and in respect of the EP Agreement, unless the issuance of such excess shares are approved by our stockholders.

Pursuant to the EP Agreement, Peak One agreed to purchase up to $10,000,000 in shares of our common stock over the course of 36 months after November 30, 2023, the date of the EP Agreement. The price of shares to be issued under the EP Agreement shall be 97% of the Market Price, which is defined as the lesser of the (i) closing bid price of the common stock on its principal market on the trading day immediately preceding the respective Put Date (as defined in the EP Agreement), or (ii) lowest closing bid price of the common stock during the Valuation Period (as defined in the EP Agreement), in each case as reported by Bloomberg Finance L.P or other reputable source designated by Peak One. We cannot predict the Market Price of our common stock at any future date.

Our Board has determined that the EP Agreement and our ability to issue shares of our common stock thereunder (the “EP Shares”) in excess of the 450,000 EP Shares we have allocated from the 1,999,000 Exchange Cap is in the best interests of the Company and its stockholders as the EP Agreement provides us with a reliable source of capital for working capital and general corporate purposes.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the EP Agreement, as the EP Agreement has already been executed. In order to retain maximum flexibility to issue and sell up to the maximum of $10,000,000 of EP Shares, we are seeking stockholder approval to issue, pursuant to the EP Agreement, 20% or more of the Company’s issued and outstanding common stock as of November 30, 2023 (the date we entered into the EP Agreement).

Potential Consequences if Proposal No. 2 is Not Approved

The failure of our stockholders to approve this Proposal No. 2 will mean that we may not be able to sell to Peak One the full $10,000,000 of our common stock that Peak One has committed to purchase pursuant to the EP Agreement. Unless the Company obtains the approval of its stockholders as required by Nasdaq, the Company will be prohibited from issuing shares of common stock in excess of the 450,000 shares we have allocated from the 1,999,000 Exchange Cap to the purchases pursuant to the EP Agreement.

If this Proposal No. 2 is not approved by our stockholders, we will not be able to issue and sell the maximum number of shares available pursuant to the EP Agreement. Our ability to successfully implement our business plans and ultimately generate value for our stockholders is dependent on our ability to maximize capital raising opportunities.

Potential Adverse Effects of the Approval of Proposal No. 2

If this Proposal No. 2 is approved, existing stockholders will suffer dilution in their ownership interests in the future upon the issuance of EP Shares. In addition, the sale into the public market of these shares could materially and adversely affect the market price of our common stock.

No Appraisal Rights

No appraisal rights are available under the General Corporation Law of the State of Delaware, our Certificate, or our Bylaws with respect to the EP Issuance Proposal.

Required Vote

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required to approve this proposal. Abstentions will have the same effect as votes AGAINST this proposal. As noted above, we believe that this Proposal No. 2 and Proposal No. 1 and Proposal No. 3 be considered “non-routine” and therefore broker non-votes are not expected to be present at this meeting.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote “FOR” Proposal No. 2 to approve the EP Issuance Proposal.

PROPOSAL NO. 3 — THE ADJOURNMENT PROPOSAL

Background and Rationale for the Proposal

The Board believes that if at the Special Meeting, the number of votes represented by shares of the common stock, present or represented and voting in favor of Proposal No. 1 (the Peak Offering Proposal) or Proposal No. 2 (the EP Issuance Proposal), is insufficient to approve either proposal or establish a quorum, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional votes to approve such proposals.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning or postponing the Special Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn or postpone the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Peak Offering Proposal and/or the EP Issuance Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies representing a sufficient number of votes against the Peak Offering Proposal and/or the EP Issuance Proposal, we could adjourn or postpone the Special Meeting without a vote on the Peak Offering Proposal and/or the EP Issuance Proposal and use the additional time to solicit the holders of those shares to change their vote in favor of the Peak Offering Proposal and/or the EP Issuance Proposal.

Required Vote

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Special Meeting and entitled to vote on this proposal is required to approve this proposal. Abstentions will be counted and will have the same effect as a vote AGAINST this proposal. As noted above, we believe that this Proposal No. 3 and Proposal No. 1 and Proposal No. 2 will be considered “non-routine” and therefore broker non-votes are not expected to be present at this meeting.

Recommendation of the Board of Directors

The Board unanimously recommends that you vote “FOR” Proposal No. 3 to approve the Adjournment Proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of February 5, 2024 by: (i) each current director, (ii) each named executive officer, (iii) each person who we know to be the beneficial owner of more than 5% of our common stock, and (iv) all current directors and executive officers as a group. As of the February 5, 2024, 10,984,855 shares of our common stock were outstanding. The persons named in the table have sole voting and investment power with respect to all shares of our common stock shown as beneficially owned by them. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Safe and Green Development Corporation, 990 Biscayne Boulevard, #501, Office 12, Miami, Florida 33132.

Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)		Percentage of Common Stock Beneficially Owned(1)
David Villarreal	677,926	(2)	5.8%
Nicolai Brune	182,298	(3)	1.7%
Paul Galvin	628,375	(4)	5.5%
John Scott Magrane	52,500	(5)	*
Jeffrey Tweedy	52,500	(5)	*
Alyssa Richardson	52,500	(5)	*
Peter DeMaria	52,500	(5)	*
Christopher Melton	68,568	(6)	*
Yaniv Blumenfeld	73,219	(7)	*
All current executive officers and directors as a group (9 persons)	1,840,368		14.8%

5% Stockholders other than executive officers and directors
Safe & Green Holdings Corp.	6,553,508		59.7%

____________

*        Represents beneficial ownership of less than one percent.

(1)      The securities “beneficially owned” by a person are determined in accordance with the definition of “beneficial ownership” set forth in the regulations of the SEC and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person as well as other securities as to which the person has or shares voting or investment power. The same shares may be beneficially owned by more than one person. We have deemed shares of our common stock subject to RSUs that are currently vested, but for which shares of common stock have not been issued, or RSUs that will vest within 60 days of February 5, 2024, to be outstanding and to be beneficially owned by the person holding the RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person. Beneficial ownership does not include RSUs which have not vested as of, and will not vest within 60 days of, February 5, 2024. Beneficial ownership may be disclaimed as to certain of the securities.

(2)      Includes: (i) 27,926 shares of common stock; and (ii) 650,000 vested RSUs under the 2023 Incentive Compensation Plan (the “2023 Plan”) but for which shares of common stock subject to such vested RSUs have not been issued.

(3)      Includes: (i) 132,298 shares of common stock; (ii) 50,000 vested RSUs under the 2023 Plan but for which shares of common stock subject to such vested RSUs have not been issued.

(4)      Includes: (i) 159,193 shares of common stock; (ii) 427,498 vested RSUs under the 2023 Plan but for which shares of common stock subject to such vested RSUs have not been issued; and (iii) 41,666 RSUs that will vest within 60 days of February 5, 2024. Does not include 83,336 unvested RSUs that will not vest within 60 days of February 5, 2024.

(5)      Consists of 52,500 vested RSUs under the 2023 Plan but for which shares of common stock subject to such vested RSUs have not been issued.

(6)      Includes: (i) 16,068 shares of common stock and (ii) 52,500 vested RSUs under the 2023 Plan but for which shares of common stock subject to such vested RSUs have not been issued.

(7)      Includes (i) 20,719 shares of common stock and (ii) 52,500 vested RSUs under the 2023 Plan but for which shares of common stock subject to such vested RSUs have not been issued.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering a single copy of these materials to an address shared by two or more SG DevCo stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies and intermediaries. A number of brokers and other intermediaries with account holders who are our stockholders may be householding our stockholder materials, including this proxy statement. In that event, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or other intermediary that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent, which is deemed to be given unless you inform the broker or other intermediary otherwise when you receive or received the original notice of householding. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker or other intermediary to discontinue householding and direct your written request to receive a separate proxy statement to us at: Safe and Green Development Corporation, Attention: Corporate Secretary, 990 Biscayne Blvd., #501, Office 12, Miami, Florida 33132 or by calling us at (904) 495-0027. Stockholders who currently receive multiple copies of proxy statements at their address and would like to request householding of their communications should contact their broker or other intermediary.

STOCKHOLDER PROPOSALS FOR THE 2024 ANNUAL MEETING

Stockholders who intend to present proposals at the 2024 Annual Meeting under SEC Rule 14a-8 must ensure that such proposals are received by the Corporate Secretary of the Company within a reasonable time before we begin to print and mail the proxy statement for the 2024 Annual Meeting. Such proposals must meet the requirements of the SEC to be eligible for inclusion in the Company’s 2024 proxy materials.

Generally, timely notice of any director nomination or other proposal that any stockholder intends to present at an annual meeting of stockholders, but does not intend to have included in the proxy materials prepared by the Company in connection with the such annual meeting, must be delivered in writing to the Corporate Secretary at the address above no later than the 90th day nor earlier than the 120th day before the first anniversary of the prior year’s meeting. However, if we hold an annual meeting on a date that is not within 30 days before or after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. We did not hold an annual meeting in 2023. As a result, stockholders who intend to present proposals at the 2024 Annual Meeting under these provisions must give written notice to the Corporate Secretary, and otherwise comply with the Bylaw requirements, not earlier than the close of business on the 120th day prior to the 2024 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2024 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2024 Annual Meeting is first made by us. In addition, the stockholder’s notice must set forth the information required by our Bylaws with respect to each stockholder making the proposal and each proposal and nomination that such stockholder intends to present at the 2024 Annual Meeting. All proposals should be addressed to the Corporate Secretary, Safe and Green Development Corporation, 990 Biscayne Blvd., #501, Office 12, Miami, Florida 33132.

In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.

By order of the Board of Directors,

David Villarreal
Chief Executive Officer and Director

SPECIAL MEETING OF STOCKHOLDERS OF SAFE AND GREEN DEVELOPMENT CORPORATION February 28, 2024 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/27525 Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 00030000300300001000 4 022824 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 30, 2023 pursuant to the securities purchase agreement with Peak One Opportunity Fund, L.P. (“Peak One”), including upon the conversion of debentures issued or issuable to Peak One and a warrant issued to Peak One Investments, LLC (“the “Peak Offering Proposal”). 2. The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 30, 2023 pursuant to the equity purchase agreement with Peak One (the “EP Issuance Proposal”). 3. The approval of the adjournment of the special meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Peak Offering Proposal and/or the EP Issuance Proposal. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

SPECIAL MEETING OF STOCKHOLDERS OF SAFE AND GREEN DEVELOPMENT CORPORATION February 28, 2024 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-201-299-4446 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/27525 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. 00030000300300001000 4 022824 THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE FOLLOWING PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE 1. The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 30, 2023 pursuant to the securities purchase agreement with Peak One Opportunity Fund, L.P. (“Peak One”), including upon the conversion of debentures issued or issuable to Peak One and a warrant issued to Peak One Investments, LLC (“the “Peak Offering Proposal”). 2. The approval, for purposes of complying with Nasdaq listing rules, of the issuance of 20% or more of the Company’s issued and outstanding common stock as of November 30, 2023 pursuant to the equity purchase agreement with Peak One (the “EP Issuance Proposal”). 3. The approval of the adjournment of the special meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Peak Offering Proposal and/or the EP Issuance Proposal. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposal 1, FOR Proposal 2 and FOR Proposal 3. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ADMISSION TICKET SAFE AND GREEN DEVELOPMENT CORPORATION Special Meeting of Stockholders February 28, 2024 9:00 a.m. Local Time 1271 Avenue of the Americas, 16th Floor New York, New York 10020 If you attend the Special Meeting of Stockholders, please bring this Admission Ticket as well as a form of government issued photo identification. SAFE AND GREEN DEVELOPMENT CORPORATION PROXY FOR SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 28, 2024 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Safe and Green Development Corporation hereby constitutes and appoints David Villarreal and Nicolai Brune, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them, to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Safe and Green Development Corporation that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at the offices of Blank Rome LLP, 1271 Avenue of the Americas, 16th Floor, New York, New York 10020 on February 28, 2024, beginning at 9:00 a.m., local time, and at any adjournments or postponements thereof. (Continued and to be signed on the reverse side) 1.1 14475